UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CALIFORNIA RESOURCES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders of To Be Held On Wednesday, May 10, 2017 at 11:00 a.m. Pacific Time Bakersfield Marriott at the Convention Center 801 Truxtun Avenue, Bakersfield, California 93301 COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or email copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before April 28, 2017. Please visit http://www.astproxyportal.com/ast/20758, where the following materials are available to view: Notice of 2017 Annual Meeting and Proxy Statement Form of Electronic Proxy Card Annual Report to Stockholders TO OBTAIN TELEPHONE: 888ProxyNA (8887769962) or 7189218562 (for international callers) PROXY MATERIALS: EMAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the onscreen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. Eastern Time the day before the meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. See Admission Ticket on reverse side. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. You may vote by telephone until 11:59 p.m Eastern Time the day before the meeting date. MAIL: You may request a card by following the instructions above. 1. Election of directors originally designated as Class III directors: William E. Albrecht Richard W. Moncrief Todd A. Stevens 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017. 3. Advisory vote to approve named executive officer compensation. 4. To transact any other business that may properly come before the annual meeting or any adjournments or postponements thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. Please note that you cannot use this notice to vote by mail. please notethat you cannot use this notice to vote by mail.

california resources corporation admission ticket If you plan to attend the annual meeting of stockholders, you will not be admitted to the meeting without valid governmentissued photo identification (such as a driver’s license or passport) and this admission ticket or other proof of stock ownership as of March 13, 2017, the record date.